UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

September 29, 2021

SHAPEWAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39092	87-2876494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-02 48th Avenue Long Island City, NY	11101
(Address of Principal Executive Offices)	(Zip Code)

(646) 979-9885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SHPW	New York Stock Exchange

Warrants, each warrant exercisable for one share of Common Stock for $11.50 per share	SHPW WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, Galileo Acquisition Corp., a Cayman Islands exempted company (“Galileo” and, after the Domestication (as defined below), the “Company”), entered into that certain Agreement and Plan of Merger and Reorganization, dated as of April 28, 2021 (the “Merger Agreement”), by and among Galileo Founders Holdings, L.P. (the “Sponsor”), Galileo Acquisition Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Galileo (“Merger Sub”), Shapeways, Inc., a Delaware corporation (“Shapeways”) and certain other parties thereto.

On September 29, 2021, as contemplated by the Merger Agreement and described in the section titled “The Domestication Proposal” beginning on page 118 of the final joint proxy statement/consent solicitation statement/prospectus filed by Galileo with the U.S. Securities and Exchange Commission (the “SEC”) on September 7, 2021 (the “Proxy Statement”), Galileo filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Galileo was domesticated and continued as a Delaware corporation, changing its name to “Shapeways Holdings, Inc.” (the “Domestication”). Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to the combined company following the Merger, together with its subsidiaries, “Galileo” refers to the registrant prior to the closing of the Merger and “Shapeways” refers to Shapeways, Inc., prior to the Merger (as defined below).

On September 29, 2021 (the “Closing Date”), as contemplated by the Merger Agreement, the Company consummated the previously announced business combination (the “Closing”) whereby Merger Sub merged with and into Shapeways, with Shapeways surviving as a wholly-owned subsidiary of the Company (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”).

As a result of and upon the Closing, among other things, (1) all outstanding shares of Shapeways’ preferred stock (including shares of Shapeways’ preferred stock issuable upon conversion of Shapeways’ convertible notes outstanding as of the Closing) and Shapeways’ common stock were converted into an aggregate of 35,104,836 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), 3,510,405 shares of which are subject to the Earnout Terms (as defined in the Proxy Statement), (2) options to purchase Shapeways’ common stock (whether vested or unvested, exercisable or unexercisable) issued pursuant to the Shapeways 2010 Stock Plan, as amended (the “2010 Stock Plan”), and outstanding immediately prior to the Closing were assumed and converted into (a) options to purchase an aggregate of 4,901,207 shares of Common Stock under the 2010 Stock Plan and (b) in the case of in-the-money options held by individuals who were service providers as of the Closing Date, an aggregate of 493,489 restricted stock units denominated in a number of shares of Common Stock (“Earnout RSUs”) granted under the 2021 Equity Incentive Plan (the “Incentive Plan”), which Earnout RSUs are subject to the earnout vesting and forfeiture conditions described in the Merger Agreement, (3) all warrants to purchase Shapeways’ common stock and Shapeways’ preferred stock outstanding immediately prior to the Closing were exercised in full and converted into shares of Shapeways preferred stock or Shapeways common stock, as applicable, in accordance with their terms, and each such share of Shapeways preferred stock and Shapeways common stock issued upon the exercise of such warrants was converted into an aggregate of 301,750 shares of Common Stock (for the avoidance of doubt, such shares of Common Stock are included in the aggregate shares of Common Stock described in clause (1) above) and (4) any Shapeways non-plan options outstanding immediately prior to Closing were cancelled without payment in accordance with the terms described in the Merger Agreement.

Simultaneously with the execution of the Merger Agreement, Galileo entered into subscription agreements (collectively, the “Subscription Agreements”) pursuant to which certain investors (the “PIPE Investors”) agreed to purchase an aggregate of 7,500,000 shares of Common Stock for a purchase price of $10.00 per share and $75,000,000 in the aggregate (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

In addition, at the Closing, (i) 690,000 ordinary shares of Galileo held by the Sponsor were cancelled and forfeited, (ii) the remaining 2,760,000 outstanding Galileo ordinary shares were converted into shares of Common Stock on a one-for-one basis and (iii) the Sponsor exercised its right to convert $500,000 in aggregate outstanding principal amount of the convertible promissory note issued by Galileo into an aggregate of 500,000 warrants excisable for Common Stock at a purchase price of $1.00 per warrant (the “Sponsor Warrants”).

Additionally, within 30 days following the Closing, the Company will grant 205,000 fully vested restricted stock unit awards (“Transaction Bonus RSUs”) to each of Greg Kress, the Company’s Chief Executive Officer, and Jennifer Walsh, the Company’s Chief Financial Officer, pursuant to the Incentive Plan. The Transaction Bonus RSUs will be settled in shares of Common Stock no later than 74 days following the date of grant.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Annex C to the Proxy Statement and is incorporated herein by reference. A more detailed description of the Business Combination can be found in the section titled “The Business Combination Proposal” beginning on page 128 of the Proxy Statement.

Item 1.01	Entry into a Material Definitive Agreement

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Founder Registration Rights Agreement Amendment

In connection with the Closing, that certain Registration Rights Agreement of Galileo, dated October 17, 2019, by and among Galileo, the Sponsor and EarlyBirdCapital, Inc. was amended by that certain First Amendment to Registration Rights Agreement (as amended, the “Founders Registration Rights Agreement”). The amendment to the Founders Registration Rights Agreement reflected that the registration rights of the Sponsor and EarlyBirdCapital, Inc. thereunder will be pari passu with the registration rights provided to certain securityholders of Shapeways under the Shapeways Registration Rights Agreement (as defined below).

Shapeways Registration Rights Agreement

In connection with the Closing, certain securityholders of Shapeways receiving Common Stock in connection with the Merger (the “Shapeways Holders”) who will be affiliates of the Company immediately after the Closing entered into that certain Registration Rights Agreement (the “Shapeways Registration Rights Agreement”) to provide such stockholders with registration rights that are on terms substantially similar in all material respects to, and pari passu with, the registration rights set forth in the Founders Registration Rights Agreement.

The foregoing descriptions of the Founders Registration Rights Agreement and the Shapeways Registration Rights Agreement are summaries only and are qualified in their entirety by reference to the Founder Registration Rights Agreement, the First Amendment to Registration Rights Agreement and the Shapeways Registration Rights Agreement, copies of which are attached as Exhibit 10.20, Exhibit 10.21 and Exhibit 10.22, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Share Escrow Agreement Amendment

On October 17, 2019, Galileo, Sponsor and the escrow agent entered into a share escrow agreement (the “Share Escrow Agreement”) pursuant to which shares held by the Sponsor were placed into an escrow account. In connection with the Business Combination, Galileo’s shareholders approved an amendment to the Share Escrow Agreement, pursuant to which the Sponsor agreed, subject to certain exceptions, not to effect any direct or indirect sale, transfer or other disposition with respect to any shares of Common Stock issued to the Sponsor in the Merger for a period commencing on the Closing and ending on the earlier of (x) 180 days after the date of the Closing, and (y) the date after the Closing on which the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party. The amendment to the Share Escrow Agreement was effected to match the lock-up period thereunder with the lock-up period reflected in the lock-up agreements with certain stockholders of Shapeways entered into in connection with the Business Combination.

The foregoing description of the Share Escrow Agreement is a summary only and is qualified in its entirety by reference to the Share Escrow Agreement and the amendment thereto, copies of which are attached as Exhibit 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Indemnification Agreements

Following the consummation of the Merger, the Company entered into, and expects to continue to enter into, indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that the Company will indemnify each of its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.23 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material provisions of the Merger Agreement are described in the Proxy Statement, in the section entitled “The Merger Agreement” beginning on page 128 of the Proxy Statement, which is incorporated by reference herein.

On September 28, 2021, the Business Combination was approved by an ordinary resolution under Cayman Islands law at a special meeting of Galileo’s stockholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, 14,425,775 ordinary shares of Galileo, par value $0.0001 per share (“Galileo Ordinary Shares”) were voted in favor of the proposal to approve the Business Combination, 18,055 Galileo Ordinary Shares were voted against that proposal and 33,650 Galileo Ordinary Shares abstained from voting on that proposal, in each case by holders who, being present and entitled to vote at the extraordinary general meeting of Galileo, voted at the Extraordinary General Meeting.

Holders of 11,018,352 Galileo Ordinary Shares properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Galileo’s initial public offering, calculated as of two business days prior to the Closing, or approximately $10.09 per share and $111,134,015.93 in the aggregate.

As consideration for the Merger, an aggregate of 35,104,836 shares of Common Stock were issued to Shapeways’ securityholders.

As of the Closing Date and immediately following the completion of the Business Combination, the Company had the following securities outstanding:

•	48,296,484 shares of Common Stock;

•	4,901,207 stock options to purchase shares of Common Stock, at a weighted average exercise price of approximately $0.62 per share;

•	13,800,000 public warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Public Warrants”);

•	4,110,000 private placement warrants, each exercisable for one share of Common Stock at a price of $11.50 per share;

•	500,000 Sponsor Warrants, each exercisable for one share of Common Stock at a price of $11.50 per share;

•	410,000 Transaction Bonus RSUs (to be issued within 30 days following Closing); and

•	493,489 Earnout RSUs.

As of the Closing Date, the Sponsor owned an aggregate of 2,760,000 shares of Common Stock, 3,562,000 private placement warrants and 500,000 Sponsor Warrants.

The Company’s Common Stock and Public Warrants commenced trading on the New York Stock Exchange (“NYSE”) under the symbols “SHPW” and “SHPW WS”, respectively on September 30, 2021. Galileo’s publicly traded units automatically separated into their component securities upon the Closing and, as a result, such units no longer trade as a separate security and were delisted from the NYSE.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Shapeways. Accordingly, pursuant to Item 2.01(f) of Form 8-K, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, future operating results, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will,” “seek,” “target,” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and on the current expectations, forecasts and assumptions of the management of the Company, involve a number of judgments, risks and uncertainties and are inherently subject to changes in circumstances and their potential effects and speak only as of the date of such statements. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed, contemplated or implied by these forward-looking statements. The Company cautions you that these forward-looking statements are subject to numerous risk and uncertainties, most of which are all difficult to predict and many of which are beyond the control of the Company.

In addition, the Company cautions you that the forward-looking statements regarding the Company, which are included in this Current Report on Form 8-K, are subject to the following factors:

•	actual results may vary from expectations regarding (and the Company’s ability to meet expectations regarding) the Company’s strategies and future performance, including the Company’s future business plans or objectives and its ability to invest in growth initiatives;

•	the Company has a history of losses and may not achieve or maintain profitability in the future;

•	the Company faces significant competition and expects to face increasing competition in many aspects of its business, which could cause our operating results to suffer;

•	the digital manufacturing industry is a relatively new and emerging market and it is uncertain whether it will gain widespread acceptance;

•	if the Company fails to grow its business as anticipated, revenues, gross margin and operating margin will be adversely affected;

•	the effects of the COVID-19 pandemic on the Company’s business and the actions the Company may take in response thereto;

•	expectations regarding the time during which the Company will be an “emerging growth company” under the JOBS Act; and

•	other risks and uncertainties indicated in the Proxy Statement, including those set forth under the section entitled “Risk Factors” beginning on page 57 of the Proxy Statement, which are incorporated herein by reference.

Business and Properties

The business of the Company following the Business Combination is described in the Proxy Statement in the section entitled “Information About Shapeways” beginning on page 225 of the Proxy Statement, which is incorporated herein by reference.

Risk Factors

The risks associated with the the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 57 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Shapeways prior to the Business Combination is described in the Proxy Statement in the section entitled “Shapeways’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 235 of the Proxy Statement, which is incorporated herein by reference.

Executive Compensation

Galileo Executive Officer and Director Compensation

Detailed information regarding the compensation of Galileo’s named executive officers and directors for the year ended December 31, 2020 is described in the Proxy Statement in the section titled “Executive Compensation—Galileo Executive Officer and Director Compensation” beginning on page 254 of the Proxy Statement, which is incorporated by reference herein.

Shapeways Executive Officer and Director Compensation

Detailed information regarding the compensation of Shapeways’ named executive officers and directors for the year ended December 31, 2020 is described in the Proxy Statement in the section titled “Executive Compensation—Shapeways Executive Officer and Director Compensation” beginning on page 254 of the Proxy Statement, which is incorporated by reference herein.

A description of the 2010 Stock Plan is included in the Proxy Statement in the section titled “Executive Compensation—Shapeways Executive Officer and Director Compensation—Narrative Disclosure to Summary Compensation Table” beginning on page 255 of the Proxy Statement, which is incorporated herein by reference. The full text of the 2010 Stock Plan is attached as Exhibit 10.17.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Executive Officer and Director Compensation Following the Business Combination

Detailed information regarding the compensation of the Company’s named executive officers and directors following the consummation of the Business Combination is described in the Proxy Statement in the section titled “Executive Compensation—Shapeways Executive Officer and Director Compensation Following the Business Combination” beginning on page 261 of the Proxy Statement, which is incorporated by reference herein.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 266 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of the Company’s Common Stock as of September 29, 2021:

•	each person known by the Company to be the beneficial owner of more than 5% of outstanding Common Stock on such date;

•	each current executive officer of the Company and each member of the Company’s board of directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to their beneficially owned securities.

Name and Address of Beneficial Ownership(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Directors and Named Executive Officers
Josh Wolfe(2)	7,134,051	14.8%
Greg Kress(3)	2,622,866	5.4%
Jennifer Walsh(4)	1,010,954	2.1%
Miko Levy(5)	402,977	*
Alberto Recchi(6)	6,822,000	14.1%
Patrick S. Jones(7)	—	—
Robert Jan Galema(8)	3,258,963	6.7%
Ryan Kearny	—	—
All executive officers and directors as a group (8 individuals)	21,251,811	44.0%
5% Beneficial Holders
Andreessen Horowitz(9)	5,304,463	11.0%
Galileo Founders Holdings, L.P(10)	6,822,000	14.1%
Index Ventures(11)	5,418,460	11.2%
Koninklijke Philips N.V. (F/K/A Koninklijke Philips Electronics N.V.)(12)	4,146,478	8.6%
Lux Capital(13)	7,134,051	14.8%
Miller Value Partners, LLC(14)	2,725,000	5.6%
Stichting Depositary INKEF Investment Fund(15)	3,258,963	6.7%
Union Square Ventures 2008, L.P.(16)	6,107,670	12.6%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each executive officer and director of the Company is c/o Shapeways Holdings, Inc., 30-02 48th Avenue, Long Island City, NY 11101.

(2)	Consists of (i) 3,811,111 shares held by Lux Ventures III, L.P., of which 381,111 shares are subject to the Earnout Terms (as defined in the Proxy Statement), (ii) 2,848,460 shares held by Lux Co-Invest Opportunities, L.P., of which 284,846 shares are subject to the Earnout Terms (as defined in the Proxy Statement), (iii) 172,666 shares held by Lux Ventures Cayman III, L.P., of which 17,266 shares are subject to the Earnout Terms (as defined in the Proxy Statement), (iv) 1,814 shares held by Lux Ventures III Special Founders Fund, L.P., of which 266 shares are subject to the Earnout Terms (as defined in the Proxy Statement) and (v) 300,000 shares of Common Stock purchased by Lux Co-Invest Opportunities, L.P. in the PIPE Investment. Lux Co-Invest Partners, LLC is the general partner of Lux Co-Invest Opportunities, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Co-Invest Opportunities, L.P. Lux Venture Partners III, LLC is the general partner of Lux Ventures III, LP and of Lux Ventures III Special Founders Fund, L.P. Lux Ventures Cayman III General Partner Limited is the general partner of Lux Ventures Cayman III, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Ventures Cayman III, L.P. Peter Hebert and Josh Wolfe are the individual managing members of Lux Venture Partners III, LLC, Lux Co-Invest Partners, LLC and Lux Ventures Cayman III General Partner Limited. The individual managers, as the sole managers of Lux Venture Partners III, LLC, Lux Co-Invest Partners, LLC and Lux Ventures Cayman III General Partner Limited, may be deemed to share voting and dispositive power for the shares noted herein held by Lux Ventures III, L.P., Lux Co-Invest Opportunities, L.P., Lux Ventures Cayman III, L.P. and Lux Ventures III Special Founders Fund, L.P. Each of Lux Venture Partners III, LLC, Lux Co-Invest Partners, LLC and Lux Ventures Cayman III General Partner Limited, and the individual managers separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o Lux Capital Management, 920 Broadway, 11th Floor, New York, NY 10010.
(3)	Consists of (i) 2,417,866 shares subject to options, which are fully vested and exercisable within 60 days of the Closing Date, and (ii) 205,000 shares subject to Transaction Bonus RSUs, which will be granted within 30 days following the Closing and settled no later than 74 days following the grant date.
(4)	Consists of (i) 805,954 shares subject to options, which are fully vested and exercisable within 60 days of the Closing Date, and (ii) 205,000 shares subject to Transaction Bonus RSUs, which will be granted within 30 days following the Closing and settled no later than 74 days following the grant date.
(5)	Consists of 402,977 shares subject to options, all of which are fully vested and exercisable within 60 days of the Closing Date.
(6)	Consists of (i) 2,760,000 shares and (ii) 4,062,000 warrants exercisable for shares of Common Stock held by the Sponsor. Galileo Founders GP Corp. (“Sponsor GP”) is the general partner of the Sponsor. Alberto Recchi, a Director of the Company, through an entity he controls (Ampla Capital, LLC), is a director and officer of Sponsor GP. As such, Mr. Recchi may be deemed to have beneficial ownership of the shares held directly by the Sponsor. The address for these entities is 1049 Park Ave. 14A, New York, NY 10028.
(7)	Patrick S. Jones holds an interest in the Sponsor. Mr. Jones disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(8)	Consists of (i) 3,258,963 shares held by Stichting Depositary INKEF Investment Fund, of which 325,896 shares are subject to the Earnout Terms (as defined in the Proxy Statement) and (ii) 250,000 shares of Common Stock purchased by Stitchting Depositary INKEF Investment Funds in the PIPE Investment. Robert John Galema, Roel Bulthuis, Corne Jansen and Wolfgang Noldeke together exercise voting and investment control over shares held by Stichting Depositary INKEF Investment Fund. The address for these entities and individuals is Gustav Mahlerplein 66b, 9th Floor, 1082 MA, Amsterdam, the Netherlands.
(9)	Consists of (i) 4,889,040 shares received by Andreessen Horowitz Fund III, L.P. for itself and as nominee for Andreessen Horowitz Fund III-A, L.P., Andreessen Horowitz Fund III-B, L.P. and Andreessen Horowitz Fund III-Q, L.P. (collectively the “AH Fund III Entities”), in the Business Combination as an equityholder of Shapeways, of which 488,904 shares are subject to the Earnout Terms (as defined in the Proxy Statement), (ii) 100,000 shares that the AH Fund III Entities purchased in the PIPE Investment and (iii) 315,423 shares held by AH Parallel Fund III, L.P., of which 31,542 shares are subject to the Earnout Terms (as defined in the Proxy Statement), for itself and as a nominee for AH Parallel Fund III-A, L.P., AH Parallel Fund III-B, L.P. and AH Parallel Fund III-Q, L.P. The address for the entities set forth herein is 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
(10)	Includes the shares referenced in footnote (6).
(11)	Consists of (i) 5,307,738 shares held by Index Ventures V (Jersey), L.P. (“Ventures”), of which 530,773 shares are subject to the Earnout Terms (as defined in the Proxy Statement), (ii) 42,994 shares held by Index Ventures V Parallel Entrepreneur Fund (Jersey), L.P. (“Entrepreneur”), of which 4,299 shares are subject to the Earnout Terms (as defined in the Proxy Statement), and (iii) 67,728 shares held by Yucca (Jersey) SLP (“Yucca” and, together with Ventures and Entrepreneur, the “Index Funds”), of which 6,772 shares are subject to the Earnout Terms (as defined in the Proxy Statement). The principal place of business of the Index Funds is 44 Esplanade, St. Helier, Jersey JE4 9WG, Channel Islands.
(12)	Includes 414,647 shares subject to the Earnout Terms (as defined in the Proxy Statement). The address for Koninklijke Philips N.V. (F/K/A Koninklijke Philips Electronics N.V.) is Philips International BV, Amstelplein 2, 1096 BC Amsterdam, the Netherlands.
(13)	Includes the shares referenced in footnote (2).
(14)	William H. Miller is the Manager of Miller Value Partners, LLC, the discretionary advisor for the Miller Opportunity Trust, and may be deemed to have voting and dispositive power over the securities held by Miller Value Partners, LLC. The address for Miller Value Partners, LLC is One South Street, Suite 2550, Baltimore MD 21202.
(15)	Includes the shares referenced in footnote (8).
(16)	Consists of (i) 5,807,670 shares held by Union Square Ventures 2008, L.P., of which 580,767 shares are subject to the Earnout Terms (as defined in the Proxy Statement and (ii) 300,000 shares purchased by Union Square Ventures 2008, L.P. in the PIPE Investment. The address for Union Square Ventures 2008, L.P. is 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

Directors and Officers

The Company’s directors and executive officers and the composition of the Board of Directors are described in the Proxy Statement in the section entitled “Management of the Company Following the Business Combination—Executive Officers and Directors of the Company After the Business Combination” beginning on page 249 of the Proxy Statement and that information is incorporated herein by reference.

Director Independence

A description of the independence of the Company’s directors is described in the Proxy Statement in the section entitled “Management of the Company Following the Business Combination—Director Independence” beginning on page 251 of the Proxy Statement and that information is incorporated herein by reference.

Committees of the Board of Directors

A description of the Company’s board committees is described in the Proxy Statement in the section entitled “Management of the Company Following the Business Combination—Committees of the Company Board” beginning on page 251 of the Proxy Statement and that information is incorporated herein by reference.

Director Compensation

A description of the Company’s Non-Employee Director Compensation Policy is described in the Proxy Statement in the section entitled “Shapeways Executive Officer and Director Compensation Following the Business Combination—Director Compensation” beginning on page 264 of the Proxy Statement and that information is incorporated herein by reference.

Legal Proceedings

The description of legal proceedings of Galileo is included in the Proxy Statement in the section entitled “Information About Galileo—Legal Proceedings” beginning on page 216 of the Proxy Statement and that information is incorporated herein by reference.

The description of legal proceedings of Shapeways is included in the Proxy Statement in the section entitled “Information About Shapeways—Legal Proceedings” beginning on page 235 of the Proxy Statement and that information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Registrant’s Securities

A description of the Company’s securities is in the Proxy Statement in the section titled “Comparison of the Rights of Holders of Ordinary Shares and Common Stock—Capital Stock of the Combined Company after the Business Combination” beginning on page 280 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Following the consummation of the Merger, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request. The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.23 to this Current Report on Form 8-K and is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in the “Introductory Note” and Item 2.01 of this Current Report on Form 8-K with respect to the issuance of Common Stock to the PIPE Investors and the Sponsor’s conversion of $500,000 in aggregate outstanding principal amount of the convertible promissory note issued by Galileo into an aggregate of 500,000 Sponsor Warrants is incorporated herein by reference. The 7,500,000 shares of Common Stock issued to the PIPE Investors and the 500,000 Sponsor Warrants issued to the Sponsor were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03	Material Modification to Rights of Security Holders

On September 29, 2021, the Company filed its certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted its bylaws (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant

The information set forth above in the “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors” and “Executive Compensation” in Item 2.01 to this Current Report on Form 8-K are incorporated herein by reference.

In addition, the Incentive Plan and the 2021 Employee Stock Purchase Plan (the “ESPP”) became effective upon the Closing.

A description of the Incentive Plan is included in the section titled “The Incentive Plan Proposal” beginning on page 187 of the Proxy Statement, which is incorporated herein by reference.

A description of the ESPP is included in the section titled “The ESPP Proposal” beginning on page 194 of the Proxy Statement, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

The material terms of each of the Charter and the Bylaws and the rights of holders of the Company’s capital stock are included under the section titled “The Charter Proposal” beginning on page 176 of the Proxy Statement, which is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Merger, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the section titled “The Business Combination Proposal” beginning on page 128 of the Proxy Statement, which is incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 is incorporated herein by reference.

Item 8.01	Other Events

The parties to the Business Combination originally expected closing to occur in the second quarter of 2021, which timing was delayed due to overall market conditions and changing accounting requirements for SPACs. As previously disclosed, Shapeways revised its 2021 revenue projections to $38 million in September 2021, as a result of the delay in deal timing and consequent delay in funding.

Item 9.01	Pro Forma Financial Information

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Shapeways as of and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement beginning on page F-46, which is incorporated herein by reference.

The unaudited consolidated financial statements of Shapeways as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 are included in the Proxy Statement beginning on page F-71, which is incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and as of and for the six months ended June 30, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description	Included	Form	Referenced Exhibit	Filing Date

2.1+	Agreement and Plan of Merger and Reorganization, dated as of April 28, 2021, by and among Galileo, Galileo Founders Holdings, L.P., in the capacity as the Purchaser Representative thereunder, Shapeways, Inc., and Fortis Advisors LLC, in the capacity as the Seller Representative thereunder.	By Reference	8-K	2.1	April 30, 2021

3.1	Certificate of Incorporation of Shapeways Holdings, Inc.	Filed Herewith

3.2	Bylaws of Shapeways Holdings, Inc.	Filed Herewith

4.1	Warrant Agreement, dated as of October 17, 2019, between Galileo and Continental Stock Transfer & Trust Company, as Warrant Agent.	By Reference	S-4	4.1	June 9, 2021

10.1	Investment Management Trust Agreement, dated October 17, 2019, by and among Galileo, Galileo Founders Holdings, L.P.	By Reference	S-4	10.3	June 9, 2021

10.2	Warrant Subscription Agreement, dated October 17, 2019, by and between Galileo and Galileo Founders Holdings, L.P.	By Reference	S-4	10.5	June 9, 2021

10.3	Warrant Subscription Agreement, dated October 17, 2019, by and between Galileo and EarlyBirdCapital, Inc.	By Reference	S-4	10.6	June 9, 2021

10.4	Share Escrow Agreement, dated October 17, 2019, by and between Galileo, the Sponsor and Continental Stock Transfer & Trust Company.	By Reference	S-4/A	10.8	July 22, 2021

10.5	Amendment to Share Escrow Agreement dated as of September 29, 2021.	Filed Herewith

10.6	Form of Lock-Up Agreement, dated as of April 28, 2021, by and between Shapeways, Inc. and the shareholder of Shapeways party thereto.	By Reference	S-4/A	10.2	June 9, 2021

10.7	Non-Competition Agreement, effective as of April 28, 2021, by and among Galileo, Shapeways, and Greg Kress.	By Reference	S-4/A	10.3	June 9, 2021

10.8	Sponsor Forfeiture Letter, dated as of April 28, 2021, by and between Galileo and Galileo Founders Holdings, L.P.	By Reference	S-4/A	10.4	June 9, 2021

10.9	Form of Subscription Agreement, dated as of April 28, 2021, by and among Galileo, Shapeways, Inc., and the subscriber party thereto.	By Reference	S-4/A	10.5	June 9, 2021

10.10	Form of Voting Agreement, dated as of April 28, 2021, by and among Galileo, Shapeways, Inc., and the shareholders of Shapeways, Inc. party thereto.	By Reference	S-4/A	10.1	June 9, 2021

10.11	Employment Agreement between Shapeways Holdings, Inc. and Greg Kress.	By Reference	S-4/A	10.16	July 22, 2021

10.12	Employment Agreement between Shapeways Holdings, Inc. and Jennifer Walsh.	By Reference	S-4/A	10.17	July 22, 2021

10.13	Employment Agreement between Shapeways Holdings, Inc. and Miko Levy.	By Reference	S-4/A	10.18	July 22, 2021

10.14	Memorandum of Understanding, dated as of March 26, 2021, by and between Shapeways, Inc. and Desktop Metal.	By Reference	S-4/A	10.20	August 16, 2021

10.15	Form of Shapeways Holdings, Inc. Transaction Bonus RSU Award Agreement under the 2021 Equity Incentive Plan.	By Reference	S-4/A	10.21	September 1, 2021

10.16	Form of Shapeways Holdings, Inc. Earnout RSU Award Agreement under the 2021 Equity Incentive Plan.	By Reference	S-4/A	10.22	September 1, 2021

10.17.1	Shapeways, Inc. 2010 Stock Plan, as amended.	Filed Herewith

10.17.2	Form of Stock Option Agreement with Greg Kress under the Shapeways, Inc. 2010 Stock Plan, as amended.	Filed Herewith

10.17.3	Form of Stock Option Agreement with Jennifer Walsh under the Shapeways, Inc. 2010 Stock Plan, as amended.	Filed Herewith

10.17.4	Form of Stock Option Agreement with Miko Levy under the Shapeways, Inc. 2010 Stock Plan, as amended.	Filed Herewith

10.18	Shapeways Holdings, Inc. 2021 Equity Incentive Plan.	Filed Herewith

10.19	Shapeways Holdings, Inc. 2021 Employee Stock Purchase Plan.	Filed Herewith

10.20	Registration Rights Agreement, dated October 17, 2019, by and among Galileo, Galileo Founders Holdings, L.P. and the investors party thereto.	By Reference	S-4	10.4	June 9, 2021

10.21	First Amendment to Registration Rights Agreement, dated September 29, 2021, by and among Galileo, Galileo Founders Holdings, L.P. and the investors party thereto.	Filed Herewith

10.22	Registration Rights Agreement, dated September 29, 2021, by and among Galileo and the investors party thereto.	Filed Herewith

10.23	Form of Indemnification Agreement	Filed Herewith

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.	Filed Herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed Herewith

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shapeways Holdings, Inc.

By:	/s/ Jennifer Walsh
Name: Jennifer Walsh
Title: Chief Financial Officer

Date: October 5, 2021